UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 19, 2000

                         CAPITAL AUTO RECEIVABLES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    333-06039         38-3082892
-------------------------------    -----------      ------------------
(State or other jurisdiction of     Commission       (I.R.S. Employer
incorporation or organization)      File Number       Identification
                                                      No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                     19801
---------------------------------------               ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                     ------------


Items 1-6.        Not Applicable.

Item 7.           Financial Statements and Exhibits.

(a)            Not Applicable

(b)            Not Applicable

(c)            Exhibits

4.1 Indenture between Capital Auto Receivables Asset Trust 2000-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of December 14, 2000

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of December 14, 2000

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2000-2, as the Issuer, dated as of December 14, 2000

99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of December 14, 2000


99.4 Schedule to the Master Agreement between Capital Auto Receivables Asset Trust 2000-2 and Deutsche Bank AG, New York Branch, dated as of December 14, 2000.


99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2000-2, dated as of December 14, 2000.


99.6 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2000-2, General Motors Acceptance Corporation and Deutsche Bank AG, New York Branch, dated as of December 14, 2000.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPITAL AUTO RECEIVABLES, INC.
                                        --------------------------------------
                                               (Registrant)


                                        /s/  WILLIAM F. MUIR
                                        --------------------------------------
Dated:  December 19, 2000               William F. Muir, Chairman of the Board
        -----------------




                                        /s/  JOHN D. FINNEGAN
                                        --------------------------------------
Dated:  December 19, 2000               John D. Finnegan, President and Director
        -----------------

                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------


4.1            Indenture between Capital Auto Receivables
               Asset Trust 2000-2 (the "Trust") and the
               Bank One, National Association, as Indenture
               Trustee, dated as of December 14, 2000

4.2            Trust Agreement between Capital Auto
               Receivables, Inc. (the "Seller") and Bankers
               Trust (Delaware), as Owner Trustee, dated as of December 14, 2000

99.1           Trust Sale and Servicing Agreement among
               General Motors Acceptance Corporation, as
               Servicer, Capital auto Receivables, Inc. as the
               Seller and Capital Auto Receivables Asset Trust
               2000-2 as the Issuer, dated as of December 14, 2000

99.2           Supplemental Statement of Eligibility on
               Form T-1 of the Bank One, National Association as Indenture Trustee under the Indenture

99.3           Pooling and Servicing Agreement between Capital
               Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of December 14, 2000

99.4           Schedule to the Master Agreement between Capital
               Auto  Receivables  Asset  Trust  2000-2  and
               Deutsche  Bank AG,  New York  Branch,  dated
               December 14, 2000.

99.5 Letter Agreement to confirm the terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2000-2, dated December 14, 2000.

99.6 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2000-2 and
               General Motors  Acceptance  Corporation  and
               Deutsche  Bank AG,  New York  Branch,  dated
               December 14, 2000.